                                                                     Exhibit 4.1

                        Geac COMPUTER CORPORATION LIMITED

                                                                   COMMON SHARES
                                                              ACTIONS ORDINAIRES



                      [GEAC COMPUTER CORPORATION PICTURE]




    00000
NUMBER NUMERO

(INCORPORATED UNDER THE CANADA                                            SHARES
BUSINESS CORPORATIONS ACT)                                               ACTIONS

(CONSTITUEE SOUS L'AUTORITE DE LA LOI SUR
LES SOCIETES COMMERCIALES CANADIENNES)

          CUSIP 368289 10 4


THIS CERTIFIES THAT - CECI ATTESTE QUE
                [SPECIMEN]

is the registered holder of - est detenteur inscrit de


FULLY PAID AND NON-ASSESSABLE COMMON SHARES
   WITHOUT PAR VALUE IN THE CAPITAL OF

ACTIONS ORDINAIRES ENTIEREMENT LIBEREES SANS
        VALEUR NOMINALE DU CAPITAL DE



TRANSFERABLE AT THE PRINCIPAL OFFICE OF THE COMPUTERSHARE TRUST COMPANY OF CANADA IN TORONTO.

TRANSFERABL AU BUREAU PRINCIPAL E DE LA SOCIETE DE FIDUCIE COMPUTERSHARE DU CANADA A TORONTO.


                        Geac COMPUTER CORPORATION LIMITED

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

      In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers.

                Dated:

Le present certificat ne sera valide que lorsqu'il sera of contresigne par l'agent de transfert et enregistre par l'agent d'inscription de la Societe.

      En foi de quoi, la Societe a fait signer le present certificat par ses dirigeants dument autorises.

                - Date:

                      "Paul D. Birch"           COUNTERSIGNED AND REGISTERED
                                                CONTRESIGNE ET ENREGISTRE
                                                COMPUTERSHARE TRUST COMPANY OF CANADA     TORONTO
President and Chief Executive Officer           SOCIETE DE FIDUCIE COMPUTERSHARE DU CANADA
    President et chef de la direction           TRANSFER AGENT AND REGISTRAR
                                                AGENT DE TRANSFERT ET AGENT D'INSCRIPTION
                  "Craig C. Thorburn"

                                                BY
                                                PAR
                            Secretary              -------------------------------------
                           Secretaire              AUTHORIZED OFFICER - DIRIGEANT AUTORISE



                      [GEAC COMPUTER CORPORATION PICTURE]

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER AND MUST BE GUARANTEED BY A BANK, TRUST COMPANY OR MEMBER OF A RECOGNIZED STOCK EXCHANGE WHOSE SIGNATURE IS ACCEPTABLE TO THE TRANSFER AGENT.

AVIS: LA SIGNATURE DE CE TRANSFERT DOIT CORRESPONDRE EN TOUS POINTS AU NOM PORTE AU RECTO DU CERTIFICAT SANS AUCUN CHANGEMENT QUEL QU'IL SOIT ET DOIT ETRE GARANTIE PAR UNE BANQUE, UNE SOCIETE DE FIDUCIE OU UN MEMBRE D'UNE BOURSE RECONNUE DONT LA SIGNATURE EST JUGEE ACCEPTABLE PAR L'AGENT DES TRANSFERTS.


For value received, the undersigned      Pour valeur recue le(s)
hereby sells, assigns and transfers      soussigne(s) par les presentes
unto                                     vend(ent), cede(nt) et
                                         transporte(nt) a



PLEASE INSERT SOCIAL INSURANCE                  INDIQUER LE NUMERO D'ASSURANCE
     NUMBER OF TRANSFEREE     _____________        SOCIALE DE CESSIONAIRE



________________________________________________________________________________
 (Please print or type name and address including Postal Code of the Transferee) (Nom et adresse du cessionaire incluant le code postal en caracteres
                                  d'imprimerie)


________________________________________________________________________________

                                                                          Shares
_________________________________________________________________________actions
of the capital stock represented by    du capital actions que represente le
the within Certificate, and does       present certificat et constitue
hereby irrevocably constitute and      par les presentes
appoint


________________________________________________________________________________

attorney to transfer the said stock    son fonde de pouvoir irrevocable
on the books of the within-named       avec plein droit de delegation des
Corporation with full power of         pouvoirs conferes, aux fins de
substitution in the premises.          transferer les dites actions dans
                                       les registres de la Societe.


Dated
Date le_________________________________________________


Signature_______________________________________________

Guaranteed by
Garantie par____________________________________________